UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 10, 2023 (August 10, 2023)

View, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39470	84-3235065
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

195 South Milpitas Blvd.

Milpitas, California, 95035

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (408) 263-9200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	VIEW	The Nasdaq Global Market
Redeemable warrants, exercisable for Class A common stock at an exercise price of $11.50 per share	VIEWW	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On August 10, 2023, View, Inc. (“View”) issued a press release, a copy of which is attached hereto as Exhibit 99.1 (the “Press Release”), announcing its financial results for the quarter ended June 30, 2023, reaffirming management’s 2023 full year revenue guidance and providing third quarter 2023 gross margin forecasts. All of the information in the Press Release is incorporated by reference herein. All such information is being furnished rather than “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01	Regulation FD Disclosure.

The information disclosed under Item 2.02 of this Current Report on Form 8-K is incorporated by reference into this Item 7.01 to the extent required.

On August 10, 2023, View issued a press release, a copy of which is attached hereto as Exhibit 99.2 (the “Nasdaq Press Release”), announcing that View received a confirmation letter from The Nasdaq Stock Market LLC (“Nasdaq”) affirming that View is now in compliance with Nasdaq Listing Rule 5450(a)(1). All of the information in the Nasdaq Press Release is incorporated by reference herein. All such information is being furnished rather than “filed” for purposes of Section 18 of the Exchange Act and shall not be incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K, including Exhibit 99.1 hereto, and certain materials View files with the U.S. Securities and Exchange Commission (the “SEC”), as well as information included in oral statements or other written statements made or to be made by View, other than statements of historical fact, contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including but not limited to statements regarding View’s ability to secure additional financing, View’s anticipated liquidity, the information contained in Exhibit 99.1 hereto under “Outlook and Key Announcements,” View’s future operations, financial performance or liquidity, and View’s business plan, long-term strategy and similar initiatives. These forward-looking statements are based on current expectations, estimates, assumptions, projections and management’s beliefs, that are subject to change. There can be no assurance that these forward-looking statements will be achieved; these statements are not guarantees of future performance and are subject to certain risks, uncertainties and other factors, many of which are beyond View’s control and are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. View’s business is subject to a number of risks which are described more fully in View’s Annual Report on Form 10-K for the year ended December 31, 2022, as amended, its Quarterly Reports on Form 10-Q and in its other filings with the SEC. View undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date hereof.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release, dated August 10, 2023

99.2	Press Release, dated August 10, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIEW, INC.

By:	/s/ Bill Krause
Name: Bill Krause
Title: Chief Legal Officer

Dated: August 10, 2023